UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2020
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Synacor, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (716) 853-1362
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 1.02 below is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on February 11, 2020, Synacor, Inc., a Delaware corporation (the “Company”), Qumu Corporation, a Minnesota corporation (“Qumu”), and Quantum Merger Sub I, Inc., a Minnesota corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) for a proposed “merger of equals” transaction. The Merger Agreement provided that, subject to the conditions set forth in the Merger Agreement, Merger Sub would merge with and into Qumu (the “Merger”), with Qumu surviving the Merger as a wholly owned subsidiary of the Company.

On June 29, 2020, the Company, Qumu and Merger Sub entered into a mutual termination agreement pursuant to which the parties mutually agreed to terminate the Merger Agreement (the “Mutual Termination Agreement”). Under the terms of the Mutual Termination Agreement, Qumu has agreed to immediately pay the Company a fee in the amount of $250,000, and has also agreed to pay the Company an additional fee in the amount of $1,450,000 if Qumu enters into a binding definitive agreement for an acquisition transaction within 15 months of the date of the Mutual Termination Agreement, and which is ultimately consummated. The Mutual Termination Agreement also includes mutual releases of known and unknown claims among the Company, Merger Sub and Qumu arising out of, relating to, or in connection with the Merger Agreement and the Merger.

The foregoing summary of the Mutual Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Mutual Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On June 29, 2020, the Company and Qumu issued a joint press release announcing the termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Mutual Termination Agreement, dated as of June 29, 2020, by and among Synacor, Inc., Qumu Corporation and Quantum Merger Sub I, Inc.
99.1	Joint Press Release issued by Synacor, Inc. and Qumu Corporation dated June 29, 2020
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: June 29, 2020	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary